Exhibit 99.1

Virtual Radiologic Media Contacts:	Providence Media Contact:
Les Mann	Andrew Cole
952.595.1295	212.687.8080
les.mann@vrad.com	acole@sardverb.com

Matt Sullivan
612.817.1385
msullivan@psbpr.com
FOR IMMEDIATE RELEASE
VIRTUAL RADIOLOGIC TO BE ACQUIRED BY PROVIDENCE EQUITY PARTNERS
Stockholders to receive $17.25 per share in cash;
transaction valued at approximately $294 million
Eden Prairie, Minn. and Providence, RI, May 17, 2010 — Virtual Radiologic Corporation (NASDAQ:VRAD), a national radiology practice and a leader in the development of radiologist workflow technology, and Providence Equity Partners, a leading global private equity firm that manages over $22 billion in equity capital, today announced that they have entered into a definitive agreement under which Providence will acquire all of the outstanding common stock of vRad for $17.25 per share in cash. The offer price represents a premium of 41.7 percent over the 30-day average closing stock price of $12.18 as of May 14, 2010, and a premium of 54.9 percent over the three month average closing stock price of $11.13. Based on the per share consideration, the transaction is valued at approximately $294 million.
vRad’s board of directors unanimously approved the agreement and recommends that shareholders vote in favor of the transaction. vRad’s co-founder and Chief Medical Officer, Dr. Eduard Michel, who owns 6.0% of the Company’s outstanding common shares, and Generation Partners, which owns 25.3% of the Company’s common shares, have executed Voting Agreements pursuant to which they have agreed to vote in favor of the transaction. The transaction is expected to be completed in the third quarter of 2010, subject to customary closing conditions, and regulatory and shareholder approvals. Upon completion, vRad will become a private company, wholly owned by Providence.
“We believe that this transaction provides an attractive, all-cash valuation that is in the best interests of our stockholders,” said Rob Kill, vRad’s Chairman and Chief Executive Officer. “We are very pleased to have an experienced partner in Providence who shares our commitment to delivering the highest quality patient care backed by industry-leading service levels.”
“vRad is an innovative company that is using its unique, proprietary technology and intense focus on quality and reliability to transform the way radiologic care is delivered,” said Peter O. Wilde, a managing director at Providence. “Rob has assembled a talented team at the company, and we look forward to working with him to continue to deliver value to the company’s clients over the long-term.”
νRad is ranked No. 1 in the 2009 KLAS® Teleradiology Services Category for Second Consecutive Year

Goldman, Sachs & Co. is serving as financial advisor and Oppenheimer Wolff & Donnelly LLP is serving as legal counsel to Virtual Radiologic. Weil, Gotshal & Manges LLP is serving as legal counsel to Providence Equity Partners.
Additional Information and Where to Find It
The proposed transaction will be submitted to Virtual Radiologic’s stockholders for their consideration, and Virtual Radiologic will file with the SEC a proxy statement to be used to solicit stockholder approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. VIRTUAL RADIOLOGIC STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Virtual Radiologic, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to: Virtual Radiologic Corporation, 11995 Singletree Lane, Suite 500, Eden Prairie, MN 55344, Attention: Investor Relations, or by telephone at (952) 595-1100 or by e-mail to info@virtualrad.com.
Virtual Radiologic and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from Virtual Radiologic’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of Virtual Radiologic and their respective interests in Virtual Radiologic by security holdings or otherwise is set forth in its proxy statements and Annual Reports on Form 10-K previously filed with the SEC. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement regarding the acquisition when it becomes available. Each of these documents is, or will be, available for free at the SEC’s web site at www.sec.gov and at the Investor Relations page of Virtual Radiologic’s web site at www.virtualrad.com.
About Providence Equity Partners
Providence Equity Partners is the leading global private equity firm specializing in equity investments in media, entertainment, communications and information companies around the world. The principals of Providence manage funds with over $22 billion in equity commitments and have invested in more than 100 companies operating in over 20 countries since the firm’s inception in 1989. Significant investments include Archipelago Learning, Bresnan Broadband Holdings, Casema, Com Hem, Digiturk, Education Management Corporation, eircom, Hulu, Idea Cellular, ikaSystems Corporation, Kabel Deutschland, NexTag, Ono, PanAmSat, ProSiebenSat. 1, Recoletos, TDC, Univision, VoiceStream Wireless, Warner Music Group, Western Wireless and Yankees Entertainment and Sports Network. Providence is headquartered in Providence, RI (USA) and has offices in New York, London, Los Angeles, Hong Kong and New Delhi. Visit www.provequity.com for more information.
νRad is ranked No. 1 in the 2009 KLAS® Teleradiology Services Category for Second Consecutive Year

About Virtual Radiologic
Virtual Radiologic Corporation (vRad) is a national radiology practice working in partnership with local radiologists and hospitals to optimize radiology’s pivotal role in patient care. vRad’s more than 140 radiologists serve 1,200+ facilities (21% of U.S. hospitals), reading 2.7 million studies annually. Delivering access to extensive subspecialty coverage, vRad contributes to improved quality of patient care. And with its next-generation technology, vRad enhances productivity, helping to lower the overall cost of care while expediting time to diagnosis and treatment. For more information, visit www.vrad.com.
Safe Harbor for Forward-Looking and Cautionary Statements
Certain statements in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, in particular, statements about our plans, objectives, strategies and prospects regarding, among other things, our business and results of operations. These statements can be identified by the use of words such as “will,” “believe,” “expect,” and “anticipate” and similar terms or expressions of future expectation. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Virtual Radiologic Corporation to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. For example, among other things, conditions to the closing of the transaction may not be satisfied and the transaction may involve unexpected costs, liabilities, or delays, any of which could cause the transaction to not be consummated. Additional examples of such risks and uncertainties are set forth in our Annual Report on Form 10-K, as well as our other filings with the Securities and Exchange Commission. Virtual Radiologic Corporation undertakes no duty to update these forward-looking statements due to new information or as a result of future events.
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νRad is ranked No. 1 in the 2009 KLAS® Teleradiology Services Category for Second Consecutive Year